                                                                      Exhibit 21

                  Subsidiaries of Newmont Mining Corporation

                             As of March 18, 2002


             Name                               Place of Incorporation

Canmont Mining Properties Limited                       Delaware
CG Properties, Inc.                                     Nevada
Dawn Mining Company LLC                                 Delaware
Delta Acquisition LLC                                   Delaware
Elko Land and Livestock Company                         Nevada
Franco-Nevada Mining Corporation Inc.                   Nevada
Geo Services Resources Ltd.                             Bermuda
GF Financial Inc.                                       Nevada
Hospah Coal Company                                     Delaware
Idarado Mining Company                                  Delaware
Minas Congas S.R. Limitada                              Peru
Minera Los Tapados S.A.                                 Peru
Minera Penmont S. de R.L. de C.V.                       Mexico
Minera Santa Fe de Mexico, S.A. de C.V.                 Mexico
Minera Santa Fe Pacific Chile Limitada                  Chile
Minera Yanacocha, S.R.L.                                Peru
Mineracao Chega Tudo Ltda                               Brazil
New Verde Mines LLC                                     Delaware
Newmont Alaska Limited                                  Delaware
Newmont Australia Investment Limited                    Delaware
Newmont Canada Limited                                  Ontario, Canada
Newmont Exploration of Canada Limited                   Canada
Newmont Global Employment Limited Partnership           Bermuda
Newmont Gold Company                                    Delaware
Newmont Grassy Mountain Corporation                     Delaware
Newmont Holdings ULC                                    Nova Scotia, Canada
Newmont Indonesia Investment Limited                    Delaware
Newmont Indonesia Limited                               Delaware
Newmont International Services Limited                  Delaware
Newmont Kazakstan Gold Limited                          Delaware
Newmont Kyrgyzstan Gold Limited                         Delaware
Newmont Latin America Limited                           Delaware
Newmont Mineral Exploration B.V.                        The Netherlands
Newmont Mineral Holdings B.V.                           The Netherlands
Newmont Mines Limited                                   Delaware
Newmont Nova Scotia ULC                                 Nova Scotia, Canada
Newmont North America Exploration Limited               Delaware
Newmont Overseas Exploration Limited                    Delaware
Newmont Peru Limited                                    Delaware
Newmont Philippines, Inc.                               Philippines
Newmont Philippines First Resources, Inc.               Philippines
Newmont Philippines Second Resources, Inc.              Philippines
Newmont Philippines Third Resources, Inc.               Philippines
Newmont Philippines Fourth Resources, Inc.              Philippines
Newmont Philippines Fifth Resources, Inc.               Philippines
Newmont Philippines Sixth Resources, Inc.               Philippines
Newmont Realty Company                                  Delaware

Newmont Russia Holdings Limited                         Delaware
Newmont Russia Limited                                  Delaware
Newmont Second Capital Corporation                      Delaware
Newmont Southeast Asia Limited                          Delaware
Newmont Tanzania Limited                                Tanzania, Africa
Newmont Technologies Limited                            Nevada
Newmont USA Limited                                     Delaware
Newmont (Uzbekistan) Limited                            Cyprus
N. I. Limited                                           Bermuda
Nusa Tenggara Partnership                               The Netherlands
PT Newmont Bengkulu Minerals                            Indonesia
PT Newmont Minahasa Raya                                Indonesia
PT Newmont Mongondow Mining                             Indonesia
PT Newmont Nusa Tenggara                                Indonesia
PT Newmont Pacific Nusantara                            Indonesia
Redstone Resources Inc.                                 Ontario
Resurrection Mining Company                             Delaware
Rosebud Mining Company, L.L.C.                          Delaware
San Juan Basin Coal Holding Company                     Delaware
Santa Fe do Brasil Empreendimentos Ltda                 Brazil
Santa Fe Canadian Mining Limited                        Canada
Santa Fe Mining Australia Pty Limited                   Australia
Santa Fe Pacific Gold Corporation                       Delaware
Saryjaz Joint Venture                                   Kyrgyzstan
Sharaltyn Limited Liability Partnership                 Kazakstan
Sociedad Minera Coshuro de Responsabilidad Limitada     Peru
Sociedad Minera de Responsabilidad Limitada
     Chaupiloma dos de Cajamarca                        Peru
Solton-Sary Joint Venture                               Kyrgyzstan
Uzbek-American Joint Venture Zarafshan-Newmont          Uzbekistan
Yandal Bond Company Limited                             Delaware
Battle Mountain Gold Company                            Nevada
Battle Mountain Canada Holdco, Inc.                     Nevada
Battle Mountain Exploration Company                     Texas
BMG (Ghana) Limited                                     Ghana
Battle Mountain (Irian Jaya) Ltd.                       Nevada
Battle Mountain Resources Inc.                          Nevada
Battle Mountain Services Company                        Nevada
Battle Mountain Sub Holdco, Inc.                        Nevada
Compania Minera El Condor                               Nevada
Compania Minera Vicuna                                  Nevada
Crown Butte Resources Ltd.                              Canada
Empresa Minera Inti Raymi S.A.                          Boliva
Empresa Minera La Joya S.R.L.                           Boliva
Grupo BMG S.A. de C.V.                                  Mexico
Hemlo Gold Mines (U.S.A.) Inc.                          Delaware
Hemlo Gold Mines Australia Pty Limited                  Australia
Kori Kollo Corporation                                  Delaware
MM Group S.A.                                           Panama
Minas de Oro BMG, S.A. de C.V.                          Mexico
Minas de Oro Hemlo S.A. de C.V.                         Mexico
Minera BMG                                              Nevada
Minera BMG de Chile, Inc.                               Nevada
Minera BMG de Mexico S. de R.L. de C.V.                 Mexico
Minera Choluteca S.A. de C.V.                           Honduras
Pajingo Gold Mine Pty. Ltd.                             Queensland

PT Iriana Mutiara Mining                            Indonesia
Silidor Mines Inc.                                  Quebec, Canada
ACM Exploration Pty Ltd                             Australian Capital Territory
ACM Gold Pty Ltd                                    Western Australia
ACM Mines Pty Ltd                                   Western Australia
AGR Management Services Pty Ltd                     Western Australia
ACM (New Zealand) Limited                           New Zealand
Albion Downs Pty Ltd                                Western Australia
Armada Resources Pty Ltd                            Northern Territory
Ashpal Pty Ltd                                      Western Australia
Auag Resources Limited                              New Zealand
Ausdev Investments Pty Ltd                          South Australia
Australian Consolidated Minerals Pty Ltd            Western Australia
Australian Gold Alliance Pty Ltd                    South Australia
Australian Metals Corporation Pty Ltd               Western Australia
Autin Investments BV                                The Netherlands
Aztec Finance Pty Ltd                               Western Australia
Aztec Mining Company Ltd (In Liquidation)           Western Australia
Aztec Nominees Pty Ltd                              Western Australia
Banff Resources Limited                             Canada
Bardini Pty Ltd                                     South Australia
Beta Limited                                        Fiji
Big Bell Mines Pty Ltd                              Australian Capital Territory
Blackhill Minerals Limited                          New Zealand
Clave Pty Ltd                                       South Australia
Clynton Court Pty Ltd                               Victoria
Commercial Minerals Beteiligungsgesellschaft GmbH   Germany
Companie Minera LJB Normandy Peru SA                Peru
Comstaff Proprietary Limited                        Victoria
Eagle Mining Pty Ltd                                Western Australia
Firma Enterprises Limited                           New Zealand
Fuse Limited                                        New Zealand
GMK Finance Pty Ltd                                 South Australia
GMK Investments Pty Ltd                             South Australia
GMKI Pty Ltd                                        Australian Capital Territory
Golden Grove Group Investment Holdings Pty Ltd      Western Australia
Golden Grove Group Investment Unit Trust            Western Australia
Golden Ridge Resources Limited                      Ghana
Goldfields Power Pty Ltd                            Western Australia
GPS Finance (No 2) Pty Ltd                          Australian Capital Territory
GPS Finance Pty Ltd                                 Australian Capital Territory
Great Central Holdings Pty Ltd                      Victoria
Great Central Investments Pty Ltd                   Victoria
H.T.A. Pty Ltd                                      Western Australia
Hampton Areas Australia Pty Ltd                     Western Australia
Hampton Australia Limited (In Liquidation)          Western Australia
Hampton Jubilee Pty Ltd                             South Australia
Hunter Resources Pty Ltd                            Queensland
International Mineral Developers Limited            Cayman Islands
Kalgoorlie Consolidated Gold Mines Pty Ltd          Western Australia
Kalgoorlie Lake View Pty Ltd                        Victoria
Kasese Cobalt Company Limited                       Uganda
KCGM Engineering Services Pty Ltd                   Western Australia
Lachlan Zinc Pty Ltd                                New South Wales
Linfast Pty Ltd                                     Western Australia
Little River (Resources) Pty Ltd                    New South Wales

Lode Development Limited                            New Zealand
Macapa Pty Ltd                                      Western Australia
Martha Hill Gold Mines Limited                      New Zealand
Martha Holdings Limited                             New Zealand
Martha Mining Limited                               New Zealand
Matlock Castellano Pty Ltd                          Western Australia
Matlock Descanso Pty Ltd                            Western Australia
Matlock Mining Pty Ltd                              Western Australia
Mayflower Gold Mines Ltd                            Western Australia
Metals Exploration Pacific Pty Ltd                  Australian Capital Territory
Metal Traders Australasia Pty Ltd                   Victoria
Millmerran Coal Pty Ltd                             Queensland
Mineral Equities Limited                            New Zealand
Mineral Holdings Limited                            New Zealand
Minera Normandy Argentina SA                        Argentina
Minera Normandy Chile Limitada                      Chile
Minres Pty Ltd                                      Australian Capital Territory
Murchison Zinc Pty Ltd                              Northern Territory
National Shareholder Services Pty Ltd               Western Australia
NGF Limited                                         Cayman Islands
Nicron Resources (US) Pty Ltd                       New South Wales
NIM Australia Pty Ltd                               New South Wales
NIM Overseas Pty Ltd                                New South Wales
Norkal Pty Ltd                                      Western Australia
Normandie Services SAS                              France
Newmont ACM Management Pty Ltd                      Western Australia
Newmont ACM Pty Ltd                                 Victoria
Newmont Asia Pty Ltd                                South Australia
Normandy Americas Holdings Limited                  Canada
Normandy Asia (Philippines) Inc                     Philippines
Newmont Boddington Holdings Pty Ltd                 South Australia
Newmont Boddington Investments Pty Ltd              South Australia
Newmont Boddington Pty Ltd                          South Australia
Newmont Capital Group Pty Ltd                       Western Australia
Newmont Carrington Pty Ltd                          Western Australia
Normandy Cayman Hold Co Inc                         Cayman Islands
Newmont Central Pty Ltd                             South Australia
Normandy Chile Holdings Inc                         Cayman Islands
Normandy Company (Malaysia) Sdn Bhd                 Malaysia
Newmont Operations Pty Ltd                          Western Australia
Newmont Exploration Pty Ltd                         Victoria
Newmont Finance Limited                             South Australia
Normandy French Holdings SAS                        France
Normandy Ghana Gold Limited                         Ghana
Newmont GMK Holdings Pty Ltd                        Western Australia
Newmont Gold Exploration Pty Ltd                    Western Australia
Newmont Gold Holdings Pty Ltd                       Western Australia
Newmont Gold Investments Pty Ltd                    South Australia
Newmont Gold Management Pty Ltd                     Northern Territory
Newmont Gold Marketing & Finance Pty Ltd            South Australia
Newmont Gold Services Pty Ltd                       South Australia
Newmont Gold Treasury Pty Ltd                       Australian Capital Territory
Newmont Golden Grove Operations Pty Ltd             Western Australia
Newmont Group Finance Limited                       South Australia
Newmont Group Gold Pty Ltd                          Victoria
Newmont Group Searches Pty Ltd                      Victoria

Newmont Group Trading Pty Ltd                       Victoria
Newmont GRPL Pty Ltd                                Western Australia
Normandy Holdings BV                                The Netherlands
Normandy Insurance Pty Ltd                          Singapore
Newmont International Exploration Pty Ltd           South Australia
Normandy International Group BV                     The Netherlands
Newmont International Holdings Pty Ltd              South Australia
Normandy Investments BV                             The Netherlands
Newmont Kaltails Pty Ltd                            Victoria
Normandy LaSource SAS                               France
Normandy LaSource Cote D'Ivoire                     Ivory Coast
Normandy LaSource Developpement SAS                 France
Normandy LaSource Resources Limited                 United Kingdom
Normandy Latin America Holdings Limited             Cayman Islands
Normandy Latin America Inc                          Canada
Newmont Lore Pty Ltd                                Western Australia
Normandy Madencilik AS                              Turkey
Newmont Metals Pty Ltd                              Australian Capital Territory
Normandy Midas Operations Inc                       Nevada
Newmont Mildite Pty Ltd                             Australian Capital Territory
Newmont Minerals Pty Ltd                            South Australia
Normandy Mining Limited                             Western Australia
Newmont Mining Finance Pty Ltd                      Australian Capital Territory
Newmont Mining Holdings Pty Ltd                     South Australia
Newmont Mining Investments Pty Ltd                  South Australia
Newmont Mining Kazakstan Pty Ltd                    South Australia
Newmont Mining Services Pty Ltd                     South Australia
Normandy Mining Services (Canada) Inc               Canada
Newmont Mt Keith ACM Pty Ltd                        Western Australia
Normandy NFM Limited                                South Australia
Newmont NGL Holdings Pty Ltd                        Northern Territory
Normandy Overseas Holding Company Sdn Bhd           Malaysia
Newmont Pacific Energy Pty Ltd                      Western Australia
Newmont Pacific Pty Ltd                             New South Wales
Newmont Pajingo Pty Ltd                             Western Australia
Newmont Pastoral Pty Ltd                            South Australia
Newmont Pipelines Finance Pty Ltd                   South Australia
Newmont Pipelines Pty Ltd                           South Australia
Newmont Power Pty Ltd                               South Australia
Newmont PT Pty Ltd                                  South Australia
Normandy Resources Limited                          United Kingdom
Newmont Gold Pty Ltd                                South Australia
Normandy South East Asia Pte Ltd                    Singapore
Normandy Spain Holdings SL                          Spain
Newmont Treasury Pty Ltd                            Western Australia
Normandy US Inc                                     Nevada
Newmont Vietnam Pty Ltd                             South Australia
Newmont Wiluna Gold Pty Ltd                         Queensland
Newmont Wiluna Metals Pty Ltd                       Western Australia
Newmont Wiluna Mines Pty Ltd                        Western Australia
Newmont Woodcutters Pty Ltd                         New South Wales
Newmont Wownaminya Pty Ltd                          Western Australia
Normandy Yandal Operations Limited                  Victoria
Northerly Equities Pty Ltd                          South Australia
North Kalgurli Mines Pty Ltd                        Western Australia
Nottacar Investments Pty Ltd                        South Australia

NP Finance Pty Ltd                                  Australian Capital Territory
NP Finance (No 2) Pty Ltd                           Australian Capital Territory
NP Kalgoorlie Pty Ltd                               South Australia
Oberon Oil Pty Ltd                                  Western Australia
Orelia Pty Ltd                                      Northern Territory
Oremet Pty Ltd                                      New South Wales
Otminex Pty Ltd                                     New South Wales
Otter Gold Mines Limited                            New Zealand
Otter Gold NL                                       New South Wales
Otter Gold Trustee Company Limited                  New Zealand
Otter Investments Limited                           New Zealand
Otter Services Pty Ltd                              New South Wales
Pacific Minerals & Metals Pty Ltd                   New South Wales
Pacific-Nevada Mining Pty Ltd                       Australian Capital Territory
Pan Ocean Finance Pty Ltd                           Australian Capital Territory
Pan Ocean Resources Pty Ltd                         Queensland
Paringa Mining & Exploration Company Limited        United Kingdom
Perpleks Pty Ltd                                    South Australia
Petrocarb Exploration Pty Ltd                       Victoria
Phillip Creek Pastoral Co Pty Ltd                   South Australia
Phoenix Assets Limited                              New Zealand
Phu Bia Mining Limited                              Laos
Posdale Pty Ltd                                     South Australia
Posor Pty Ltd                                       South Australia
PT Gunung Faumai Mining                             Indonesia
PT Horas Nauli                                      Indonesia
PT Normandy Indonesia                               Indonesia
Quotidian No 117 Pty Ltd                            New South Wales
Rank Mining Company Limited                         Ghana
Ranus Bruks AB                                      Sweden
Resource Esap Pty Ltd                               New South Wales
Resource Gesp Pty Ltd                               New South Wales
Resource Investments Australasia Limited            New Zealand
Sanworth Pty Ltd                                    Queensland
Sater Pty Ltd                                       South Australia
Sharevest Pty Ltd                                   Victoria
Shenreef Pty Ltd                                    New South Wales
Societe Des Mines D'Ity                             Ivory Coast
Societe Miniere De Sabodala                         Senegal
Tennant Creek Pastoral Co Pty Ltd                   Northern Territory
Thracean Gold Mining SA                             Greece
Tiree Investments Limited                           New Zealand
Utal Pty Ltd                                        South Australia
Waihi Financing Limited                             New Zealand
Waihi Gold Company Nominees Limited                 New Zealand
Waihi Gold Mining Company Limited                   New Zealand
Waihi Mines Limited                                 New Zealand
Waihi Resources Limited                             New Zealand
Welcome Gold Mines Limited                          New Zealand
Wirralie Gold Mines Pty Ltd                         Queensland
Yandal Gold Holdings Pty Ltd                        Victoria
Yandal Gold Pty Ltd                                 Victoria
Zincoli Beteiligungsgesellschaft MbH                Germany
Zincoli CML GmbH & Co KG                            Germany
Australian Magnesium Corporation Limited            Queensland
Australian Magnesium Investments Pty Ltd            Queensland

Australian Magnesium Operations Pty Ltd             Queensland
Enviromag (Marketing) Pty Ltd                       Queensland
Euronimba Limited                                   Jersey
Flamemag Australia Pty Ltd                          Queensland
Kepala Burung Offshore Pty Ltd                      Victoria
Mgmagnesium Pty Ltd                                 Queensland
NIM Magmetal Pty Ltd                                New South Wales
Penhale Investments Pty Ltd                         Queensland
QMC (Enviromag) Pty Ltd                             Queensland
QMC (Flamemag) Pty Ltd                              Queensland
QMC (Kunwarara) Pty Ltd                             Northern Territory
QMC Biotechnolgy Pty Ltd                            Queensland
QMC Finance Pty Ltd                                 Queensland
QMC Investments Pty Ltd                             Queensland
QMC Refmag (Financing) Pty Ltd                      Queensland
QMC Refmag Pty Ltd                                  Queensland
Queensland Magnesia (Marketing) Pty Ltd             Queensland
Queensland Magnesia Pty Ltd                         Queensland
Stanwell Finance Pty Ltd                            Queensland
TVX Normandy Americas (Canada) Holdings Inc         Canada
TVX Normandy Americas (Canada) Inc                  Canada
TVX Normandy Americas (Cayman) Holdings Inc         Cayman Islands
TVX Normandy Americas (Cayman) Inc                  Cayman Islands



STATES OF COMMONWEALTH OF AUSTRALIA:
          South Australia
          Western Australia
          Northern Territory
          Australian Capital Territory
          New South Wales
          Queensland
          Victoria
          Tasmania